                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

                    JARDINE FLEMING CHINA REGION FUND, INC.
                    ---------------------------------------
                (Name of Registrant as Specified in its Charter)

                    JARDINE FLEMING CHINA REGION FUND, INC.
                    ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
     _________________________________________________________
2)   Aggregate number of securities to which transaction applies:
     _________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
     _________________________________________________________
4)   Proposed maximum aggregate value of transaction:
     _________________________________________________________
5)   Total fee paid.
     _________________________________________________________
[ ]  Fee paid previously with preliminary materials.
     _________________________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,

     1)   Amount previously paid:
     _________________________________________________________
     2)   Form, schedule, or Registration Statement no.:
     _________________________________________________________
     3)   Filing party:
     _________________________________________________________
     4)   Date filed:
     _________________________________________________________

_________________________________________________________________

                                     (LOGO)

                    JARDINE FLEMING CHINA REGION FUND, INC.

                              100 East Pratt Street

                           Baltimore, Maryland 21202


      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2001

   Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Jardine Fleming China Region Fund, Inc. (the "Fund") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on Thursday, May 10, 2001, at 10:00 a.m. for the following purposes:

   (1) to elect two directors of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

   (2) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.


   Wednesday, February 28, 2001, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                Henry H. Hopkins
                                Assistant Secretary

Baltimore, Maryland
March 15, 2001


             YOUR VOTE IS IMPORTANT -- Please execute and return the enclosed proxy promptly, whether or not you plan to attend the Fund's Annual Meeting.
                                                                     JFCRM-PS-01

                                     (LOGO)

                    JARDINE FLEMING CHINA REGION FUND, INC.

                100 East Pratt Street Baltimore, Maryland 21202


                                PROXY STATEMENT


                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jardine Fleming China Region Fund, Inc. (the "FUND") of proxies to be voted at the Annual Meeting of Stockholders (the "MEETING") of the Fund to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on Thursday, May 10, 2001, at 10:00 a.m., and at any adjournments thereof, for the following purposes:

(1) to elect two directors of the Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

(2) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Fund's stockholders on or about March 15, 2001.

The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. In order to ensure that sufficient shares of Common Stock are represented at the Meeting to permit approval of the proposals outlined in the Proxy Statement, the Fund has retained the services of MacKenzie Partners, Inc., to assist it in soliciting proxies for a fee of $6,000 plus reimbursement of out-of-pocket expenses. In addition, the Fund will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Fund without additional compensation to them.

The Board of Directors has selected Forrest R. Foss and Kirk M. Joy, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Baltimore address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on February 28, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. At that date, there were outstanding and entitled to vote 5,942,680 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted as "votes cast" on any proposal and will have no effect on the result of the votes conducted during the Meeting.

The principal executive offices of the Fund are located at 100 East Pratt Street, Baltimore, Maryland 21202.

                               PRINCIPAL HOLDERS

As of February 28, 2001, to the knowledge of the Fund, the following shareholder owned more than five percent of its outstanding shares.

                                                                                                 Amount and Nature of   Percent of
Title of Class                                         Name and Address of Beneficial Owner      Beneficial Ownership   Class
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                                           President and Fellows of Harvard College  1,139,841 shares                  1
                                                       c/o Harvard Management Company, Inc.      Direct ownership
                                                       600 Atlantic Avenue
                                                       Boston, Massachusetts 02210
------------------------------------------------------------------------------------------------------------------------------------



                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

There are five members in the current Board of Directors. Mr. A. Douglas Eu was elected the President of the Fund on May 12, 1999, while The Rt. Hon. The Earl of Cromer, the former President, continues to be the Chairman and a director of the Fund. Two of the current members of the Board of Directors have been nominated to serve for terms as indicated below and until their successors are elected and qualified.

Mr. A. Douglas Eu and Mr. Ng Yook Man were last elected by the stockholders at the 1998 Annual Meeting on May 14, 1998, to serve as Class II directors for a term of three years. In accordance with the terms of that election, their terms expire at the 2001 Annual Meeting. Mr. A. Douglas Eu and Mr. Ng Yook Man have been nominated to serve as Class II directors for a three-year term and until their successors shall have been elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of these nominees referred to above. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the nominees. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

The Board knows of no reason why any of the nominees listed will be unable to serve. If any nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.

As of February 28, 2001, the following Directors owned shares of Common Stock of the Fund:

Name                              Number of Shares Held
--------------------------------------------------------
The Earl of Cromer                               2,000
--------------------------------------------------------
Alexander R. Hamilton                              500
--------------------------------------------------------
Ng Yook Man                                      1,000
--------------------------------------------------------
Julian M.I. Reid                                   400
--------------------------------------------------------



None of the other directors or officers of the Fund had any beneficial ownership in any stock of the Fund, and the officers and directors as a group own less than 1% of the Common Stock of the Fund.

There have been no purchases or sales by any director or nominee for election as director of securities of the Fund's investment adviser, JF International Management, Inc. (the "INVESTMENT ADVISER") or its parents, or subsidiaries of either 1% of the outstanding securities of any class of such entities since January 1, 2000.

Mr. A. Douglas Eu has been the Chief Operations Officer and the Secretary of the Investment Adviser since 1992.

No other director or nominee for election as director or officer of the Fund is, or was during the past five years, an officer, employee, director, general partner, or shareholder of the Investment Adviser. No director or nominee for election as director or officer owns any securities or has had during the past five years any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

No director or nominee for election as director has had during the past five years any material direct or indirect interest in the Fund's administrator T. Rowe Price Services, Inc. (the "ADMINISTRATOR").

No director or nominee for election as director has, or has had, any material interest, direct or indirect, in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, or any parent or subsidiary of such entities was or is to be a party.

There are no material pending legal proceedings to which any director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons.

The following table presents information concerning the current Board of Directors. The information includes their positions and principal occupations during the last five years. Each director who is an "interested person" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 ACT")) is indicated by an asterisk (" * ") preceding his name.

Name, Address,                                                Principal Occupations or
Class (1), and Age                                            Employment in Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon.                                                  Chairman of the Company (effective May 13,1998);
The Earl of Cromer (2)                                        Chief Executive Officer of Cromer Associates Limited; Chairman of Lloy
Class I, Age: 55                                              George-Standard Chartered China Fund Limited and Philippine Discovery
6, Sloane Terrace Mansions,                                   Investment Company Limited; Director of A1HQ.com Inc., Schroder Asia P
London SW1X 9DG                                               Fund Limited, and Korea Asia Fund Limited; former Director of Inchcape
United Kingdom                                                Limited.
------------------------------------------------------------------------------------------------------------------------------------
*A. Douglas Eu                                                President (effective May 12, 1999) and Treasurer (effective January 22
Class II, Age: 39                                             Company; Chief Operations Officer and Secretary of the Investment Advi
6220 Cape Mansion,                                            Director of Jardine Fleming India Fund, Inc. and JF Philippine Fund In
62 Mt. Davis Road,                                            Director of JF Asset Management Limited.
Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton (2)                                   Director of Citic Pacific Limited, The Swank Shop Limited, Cosco Inter
Class I, Age: 59                                              Holdings Limited, Cosco Pacific Limited, Esprit Holdings Limited, DBS
Flat E, 15th Floor,                                           Bank Limited, Man Sang International Limited, and Boto International H
Gold Ning Mansion,                                            Limited.
5 Tai Hang Drive,
Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Ng Yook Man (2)                                               Registered Architect in Hong Kong.
Class II, Age: 70
1st Floor,
Full View Comm. Building,
140-142 Des Voeux Road,
Central, Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Julian M. I. Reid                                             Chief Executive Officer of 3a Asset Management Limited; Chairman of Ja
Class III, Age: 56                                            Fleming India Fund, Inc.; Director of JF Philippine Fund Inc.
10 Frere Felix de Valois Street
Port Louis, Mauritius
------------------------------------------------------------------------------------------------------------------------------------


(1)Number I, II, or III below a director's name indicates whether he serves in Class I, II, or III of the Board of Directors. Class II directors will be elected for three-year terms as of the Meeting. Class III directors will serve until the 2002 Annual Meeting with the position then becoming one for subsequent three-year terms. Class I directors will serve until the 2003 Annual Meeting with the position then becoming one for subsequent three-year terms.

(2)   Denotes member of the Audit Committee of the Board of Directors.

During the fiscal year ended December 31, 2000, the Board of Directors held a total of eight meetings. The Board has an Audit Committee, but does not have a Nominating or Compensation Committee. The Audit Committee met twice during the fiscal year ended December 31, 2000. At present, the Audit Committee members are Messrs. Hamilton, Ng, and The Rt. Hon. The Earl of Cromer. The Audit Committee meets with the Fund's independent accountants to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate to inform itself with regard to non-audit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. Other than Mr. S.M. Chung, who resigned from the Board on July 25, 2000, all of the directors (including Mr. Emmett Rice who resigned from the Board on June 30,
2000) attended more than 75% of the Board and Committee meetings (including committees other than the Audit Committee) for which they were eligible to attend.

In addition to Mr. Eu, the executive officers listed below hold the following positions with the Fund:

Name and Age
Title and Period of       Other Principal Occupations in Past Five Years
Service
-------------------------------------------------------------------------------
Anthony John Morgan       Director of JF Asset Management (Singapore) Limited,
Age: 35                   Jardine Fleming Australia Management Limited and
Secretary with effect     Jardine Fleming Capital Partners Ltd.; former Company
from                      Secretary of Jardine Fleming China Region Limited and
October 1, 1999           Jardine Fleming Asia Pacific Limited (both in
                          members' voluntary liquidation).
-------------------------------------------------------------------------------
Henry H. Hopkins          Director of T. Rowe Price Associates, Inc., since
Age: 58                   1987 and a managing director of that company since
Assistant Secretary       1989.
since
commencement of
operations
-------------------------------------------------------------------------------



                     COMPENSATION OF DIRECTORS AND OFFICERS

The directors and officers of the Fund who are officers or employees of the Investment Adviser receive no remuneration from the Fund. The directors of the Fund do not receive any pensions or retirement benefits from the Fund or the Investment Adviser.

The table below sets forth the compensation paid by the Fund to its directors for the year ended December 31, 2000:

                                                          Total Compensation From
                                     Total Compensation    Fund and Fund Complex
Name of Person, Position                 From Fund            With Two Funds
----------------------------------------------------------------------------------
 The Rt. Hon. The Earl of Cromer,         $20,936                $20,936
Chairman and Director
----------------------------------------------------------------------------------
A. R. Hamilton, Director                  $17,652                $17,652
----------------------------------------------------------------------------------
Ng Yook Man, Director                     $17,652                $17,652
----------------------------------------------------------------------------------
Julian M. I. Reid, Director               $16,402                $30,902
----------------------------------------------------------------------------------
Emmett J. Rice, Director (resigned        $ 7,777                $ 7,777
effective June 30, 2000)
----------------------------------------------------------------------------------
Total                                     $80,419                $94,919
----------------------------------------------------------------------------------


The compensation from the Fund is comprised solely of directors' and attendance fees. The fees were paid on the basis of an annual fee of $10,000 for directors and $12,000 for the Chairman, plus $500 per meeting attended. Effective May 10, 2000, the annual fees were increased, to $13,750 for directors and $17,750 for the Chairman plus $750 per meeting attended. Mr. Eu does not receive such fees because of his affiliation with the Investment Adviser.

None of the executive officers of the Fund received any compensation from the Fund for the year ended December 31, 2000.

                             ADDITIONAL INFORMATION


                             AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Fund's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Fund under those statutes.

     (1) MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Alexander R. Hamilton, The Rt. Hon. The Earl of Cromer and Mr. Ng Yook Man. Each of the members of the Audit Committee is independent as defined under the rules of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Exhibit A.

The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund's external accountants. The Audit Committee met two (2) times during the year ended 2000.

     (2) REVIEW OF THE FUND'S AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2000

The Audit Committee has conducted specific oversight activities with respect to the Fund's audited financial statements for year ended December 31, 2000. The Audit Committee has also reviewed and discussed them with the Investment Adviser. The Audit Committee has discussed with PricewaterhouseCoopers, LLP ("PWC"), the Fund's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

At its meeting on February 15, 2001, the Audit Committee has also received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PWC with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that audited financial statements for the year ended December 31, 2000 be included in the Fund's annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with SEC as required by Rule 30d(1) under the 1940 Act.

Audit Committee
Alexander R. Hamilton, Chairman
The Rt. Hon. The Earl of Cromer
Ng Yook Man


                            INDEPENDENT ACCOUNTANTS

PWC has been selected as the independent accountants by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act) to audit the accounts of the Fund for and during 2001. This firm served as independent accountants of the Fund for 2000. The Board does not know of any direct or indirect financial interest of PWC in the Fund.

A representative of PWC will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

In 2000, PWC performed various professional services for the Fund, including the examination of the financial statements of the Fund for that year. PWC has also been engaged to assist with the preparation of corporate tax returns for 2000.

The Audit Committee of the Board of Directors recommended the selection of PWC as independent accountants for 2001 and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Committee considered the possible effect of the non-audit services on the independence of PWC and concluded there was no effect upon their independence.

During the year ended December 31, 2000, PWC billed the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides services to the Fund as follows:

                                                                            US$
---------------------------------------------------------------------------------------
Audit fees billed to the Fund                                                 $37,000
---------------------------------------------------------------------------------------
Non-audit fees billed to the Fund                                                   0
---------------------------------------------------------------------------------------
Non-audit fees billed to the Fund's Investment Adviser                              0
---------------------------------------------------------------------------------------
                                                              Total           $37,000
---------------------------------------------------------------------------------------


There are no financial information systems design and implementation fees billed by PWC to the Fund, its Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser that provides services to the Fund.

The Audit Committee considered whether the provision of non-audit services by PWC is compatible with the maintenance of its independence.


                             THE INVESTMENT ADVISER

The Fund's Investment Adviser is JF International Management, Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the Investment Advisers Act. The Investment Adviser's principal address is 47th Floor, Jardine House, 1 Connaught Place, Hong Kong.


                               THE ADMINISTRATOR

The Fund's Administrator is T. Rowe Price Services, Inc., whose address is 100 East Pratt Street, Baltimore, Maryland, 21202.


                       DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2002 Annual Meeting of the Stockholders of the Fund must be received by November 16, 2001, to be included in the Proxy Statement. A Stockholder seeking to have a proposal considered at the 2002 Annual Meeting where the proposal is not received by November 16, 2001, should notify the Fund no later than January 31, 2002. If notice is not received by January 31, 2002, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the Securities and Exchange Commission; (2) the provisions of the Fund's Certificate of Incorporation and Bylaws; and (3) Maryland law. The Fund expects the 2002 Annual Meeting will be held in May of 2002.

                                 OTHER MATTERS

The Board of Directors of the Fund knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.

All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

STATE STREET BANK & TRUST COMPANY P.O. Box 8200 Boston, MA 02266-8200
800-426-5523

                                                                     JFCRM-PS-01

                                   EXHIBIT A
                                   ---------

                    JARDINE FLEMING CHINA REGION FUND, INC.
                            AUDIT COMMITTEE CHARTER


The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Fund, (2) the compliance by the Fund with legal and regulatory requirements and (3) the independence and performance of the Fund's external accountants.

The Audit Committee shall consist of at least three directors. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Fund or the Fund's outside counsel or independent accountant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with the Fund's manager, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Fund's financial statements.

3. Review an analysis prepared by the Fund's manager and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Fund's financial statements.

4. Review with the Fund's manager and the independent accountant the Fund's annual financial statements prior to the filing of its Form N-SAR.

5. Review major changes to the Fund's auditing and accounting principles and practices as suggested by the independent accountant or the Fund's manager.

6. Recommend to the Board the appointment of the independent accountant, which independent accountant is ultimately accountable to the Audit Committee and the Board.

7. Recommend to the Board the fees to be paid to the independent accountant.

8. Receive periodic formal written reports from the independent accountant regarding the accountant's independence and delineating all relationships between the accountant and the Fund, discuss such reports with the accountant, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the accountant.

9. Evaluate together with the Board the performance of the independent accountant and, if so determined by the Audit Committee, recommend that the Board replace the independent accountant.

10. Confer with the independent accountant prior to the audit the planning and staffing of the audit.

11. Obtain from the independent accountant assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

12. Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

13. Review with the independent accountant any problems or difficulties the accountant may have encountered and any management letter provided by the accountant and the Fund's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

15. Advise the Board with respect to the Fund's Code of Ethics.

16. Review with the Fund's counsel legal matters that may have a material impact on the financial statements.

17. Confer at least annually with the independent accountant in an executive session.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Fund's manager and the independent accountant. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between the Fund's manager and the independent accountant or to assure compliance with laws and regulations and the Fund's Code of Ethics.

____
 X   PLEASE MARK VOTE
____ AS IN THIS EXAMPLE

___________________________________   THE BOARD OF DIRECTORS UNANIMOUSLY
JARDINE FLEMING CHINA REGION FUND, INC.
RECOMMENDS A VOTE "FOR" PROPOSAL
___________________________________   1 (INCLUDING ALL NOMINEES FOR
                                      DIRECTOR).

                                      1.  Election of Directors

                                                     For     With- For
                                                     All     hold  All
                                                     Nominees      Except

                                        A. Douglas Eu  / /    / /    / /
                                        Ng Yook Man    / /    / /    / /

Mark box at right if an address       NOTE: If you do not wish your shares
change or comment has been noted

voted "For" a particular nominee, mark on the reverse side of this card. /  /

the "For All Except" box and strike a
line through the name(s) of the
nominee(s). Your shares will be voted for
the remaining nominee(s).
CONTROL NUMBER:                                       RECORD DATE SHARES:

Please be sure to sign                Date
and date this Proxy.


______________________
______________________
Stockholder sign here Co-owner sign here
-------------------------------------------------------------------------------
DETACH CARD                                                      DETACH CARD

                                JARDINE FLEMING CHINA REGION FUND, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There is one issue related to the management and operation of your Fund that requires your immediate attention and approval. It is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 10, 2001.

Thank you in advance for your prompt consideration of this matter.

Sincerely,


Jardine Fleming China Region Fund, Inc.

                    JARDINE FLEMING CHINA REGION FUND, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED STOCKHOLDER of Jardine Fleming China Region Fund, Inc. (the "Fund") hereby appoints Forrest R. Foss and Kirk M. Joy, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 10, 2001, at 10:00 a.m., at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 15, 2001, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposal.

_________________________________________________________________

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

_________________________________________________________________

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?
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